UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2012

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 17, 2012, Liberty Media Corporation (the “Corporation” or “we”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104 of Regulation BTR, pursuant to which the Corporation has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations. The blackout period under the Plan is needed in connection with the proposed distribution of shares of Series A common stock of Liberty Spinco, Inc. (“Spinco”), a wholly owned subsidiary of the Corporation, to holders of the Corporation’s Series A Liberty Capital common stock in order to effect the proposed spin-off of Spinco by the Corporation, which is subject to the satisfaction or waiver of various conditions.

Because a blackout period has been imposed under the Corporation’s 401(k) Savings Plan (the “Plan”), beginning at 4:00 p.m. New York City time two business days before the date of the proposed spin-off and ending on or before five business days following the date of the proposed spin-off, we are imposing a SOX blackout period beginning at 4:00 p.m. New York City time two business days before the date of the proposed spin-off and ending on or before five business days following the date of the proposed spin-off.

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of the Corporation, including common stock and options.  There are limited exclusions and exemptions from this rule.  Further, the above prohibition is in addition to other restrictions on trading activity that the Corporation imposes on its executive officers and directors, including under the Corporation’s insider trading policy and any administrative blackout related to the Corporation’s online incentive award platform in effect at the time of the proposed spin-off.

The Corporation received notice of the Plan blackout required by the Employment Retirement Income Security Act of 1974 on December 17, 2012 and provided the SOX blackout notice to the Covered Persons on the same day.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact Pam Coe or Craig Troyer in the Legal Department of the Corporation by telephone at 720-875-5400 or by mail at 12300 Liberty Boulevard, Englewood, CO 80112.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2012

LIBERTY MEDIA CORPORATION

	By:	/s/ Pamela L. Coe
Name: Pamela L. Coe
Title: Vice President